ASSETS AND LIABILITIES (Details 4) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Assets And Liabilities Details 4
Prepaid insurance	$ 69,976	$ 27,816
Prepaid inventory	20,750	0
Merchant net settlement reserve receivable (see Note 1)	221,243	0
Prepaid consulting and other expenses	21,094	25,462
Prepaid consulting and other service stock-based compensation expenses (see Note 8)	530,601	0
Total	$ 863,664	$ 53,278